UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2022

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
(d)
Effective as of March 31, 2022, the Board of Directors (the “Board”) of USCB Financial Holdings, Inc. (the “Company”) appointed Ms. Maria del Carmen Alonso to the Board of the Company effective, March 31, 2022.  Ms. Alonso’s initial term will expire at the 2022 annual meeting of shareholders of the Company.  Ms. Alonso was also appointed to the Board of Directors (the “Bank Board”) of U.S. Century Bank (the “Bank”), the Company’s wholly owned subsidiary.

No determination has been made as of the date hereof regarding Ms. Alonso’s appointment to committees of the Board of the Company or of the Bank Board to which she may be appointed.

There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Ms. Alonso pursuant to which she was elected as a director of the Company and the Bank.

No directors or executive officers of the Company or the Bank are related to Ms. Alonso by blood, marriage, or adoption. Ms. Alonso has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.
In connection with her appointment, Ms. Alonso will be granted an option covering 5,000 shares of Class A Voting Common Stock, which grant will vest upon the first anniversary of the date of grant.
A copy of the press release announcing the election of Ms. Alonso dated April 6, 2022 is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

	(e)	Not applicable.
	(f)	Not applicable.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release dated April 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/Robert Anderson
	Name:	Robert Anderson
	Title:	Chief Financial Officer

Date: April 6, 2022

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